UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2021

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9987 Carver Road Cincinnati, OH		45242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 17, 2021, Aerpio Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s Definitive Proxy Statement filed on July 8, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of July 6, 2021, the record date for the Special Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting was 47,477,084. The number of shares of Common Stock present or represented by valid proxy at the Special Meeting was 33,092,898 thus establishing a quorum for the Special Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Special Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting.

Proposal 1

The Company’s stockholders approved the issuance of Common Stock pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 16, 2021, by and among the Company, Aspen Merger Subsidiary, Inc., a wholly-owned subsidiary of the Company, and Aadi Bioscience, Inc., and the issuance of Common Stock and pre-funded warrants (the “Pre-Funded Warrants”) to acquire Common Stock (the “PIPE Financing”) pursuant to the subscription agreements, dated as of May 16, 2021, by and among the Company and the purchasers named therein, and the resulting change of control of the Company pursuant to the rules of The Nasdaq Stock Market LLC. The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
32,166,851	918,573	7,474	—

Proposal 2

The Company’s stockholders approved an amended and restated certificate of incorporation of the Company, including to effect a reverse stock split at a ratio of a whole number between and including 1-for-five and 1-for-fifteen (the “Reverse Stock Split”). The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
32,055,108	1,026,411	11,379	—

Proposal 3

The Company’s stockholders approved an incentive award plan. The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
27,444,114	5,613,175	35,609	—

Proposal 4

The Company’s stockholders approved an employee stock purchase plan. The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
27,622,171	5,449,019	21,708	—

Proposal 5

The Company’s stockholders approved an adjournment or postponement, if necessary, of the Special Meeting for the purpose of soliciting additional proxies to approve Proposal 1 and/or Proposal 2. Although Proposal 5 was approved, the adjournment or postponement of the Special Meeting was not necessary because there were sufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2. The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
31,322,779	1,747,272	22,847	—

No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2021	AERPIO PHARMACEUTICALS, INC.

	By:	/s/ Joseph Gardner, Ph.D.
Joseph Gardner, Ph.D.
President